                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 19, 2004

                             SmartServ Online, Inc.
                        --------------------------------

             (Exact Name of Registrant as Specified in its Charter)
           ----------------------------------------------------------

               Delaware                      0-28008             13-3750708
    -------------------------------       --------------     -------------------
    (State or Other Jurisdiction of        (Commission        (I.R.S. Employer
    Incorporation or Organization)        File Number)       Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania        19462
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                       1

Item 1.01 Entry into a Material Definitive Agreement

SmartServ Online,  Inc. (the "Company")  entered into a Stock Purchase Agreement by and among  Nimesh  Patel,  Ashok  Patel  and Kala  Patel  (collectively,  the
"Sellers") and the Company, dated December 19, 2004 ("Agreement"). The Agreement provides that the Company will acquire all of the  outstanding  shares of KPCCD,
Inc.  ("KPCCD")  from its three  shareholders,  the  Sellers,  in  exchange  for
1,000,000  shares  of  common  stock of the  Company,  $.01 par  value per share
("Common  Stock").  KPCCD is a New York City-based  distributor of international prepaid calling cards.

The closing of the  transactions  contemplated  by the  Agreement  is subject to various conditions,  including,  among other things,  completion of schedules to the  Agreement  and execution  and delivery of various  closing  documents.  The closing is expected to be completed in January of 2005.

Item  3.02  Unregistered Sale of Equity Securities

Pursuant to the terms of the Agreement,  on December 19, 2004 the Company agreed that it will issue  1,000,000  shares of Common  Stock in the  aggregate  to the
Sellers  upon the closing of the  transactions  contemplated  by the  Agreement.
These shares are being issued by the Company as  consideration  for the purchase of all of the outstanding  shares of KPCCD. As described above, the closing (and the related grant of these shares) is subject to various  closing  conditions as set forth in the  Agreement.  These shares are expected to be issued in reliance upon the exemption from registration  provided by Section 4(2) of the Securities
Act of 1933, as amended. Each Seller is an accredited investor and had access to our most recent Form 10-KSB/A,  all quarterly and other  periodic  reports filed subsequent to such Form 10-KSB/A and our most recent proxy materials.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties.  Forward-looking  statements in this document and those made from  time-to-time by the Company are made under the safe harbor provisions of  the  Private  Securities  Litigation  Reform  Act of  1995.  Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from  expectations.  Certain factors that could cause or contribute to such differences are described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors"  described under the heading "Certain Factors
That May Affect Future Results" in the Company's  Annual Report on Form 10-KSB/A
for the year ended December 31, 2003 and other SEC filings.

                                       2

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                     SMARTSERV ONLINE, INC.

Dated:  December 22, 2004                  By: /s/ Robert M. Pons
                                                Robert M. Pons,
                                                Chief Executive Officer

                                       3